United Insurance Holdings Corporation (NASDAQ: UIHC) Investor Presentation May 5, 2021

# Company Overview

***UPC Insurance is a specialty underwriter of catastrophe exposed property insurance in the U.S.***

United Insurance Holding Corp. (NASDAQ: UIHC) was founded in 1999 and is the insurance holding company for 5 P&C carriers and operating affiliates operating under the brand ***UPC Insurance*** (UPC).

UPC has the #1 market share of commercial residential property insurance (commercial lines) in Florida with nearly 5,900 policies and $358 million of premium in-force. Journey Insurance Company, our AM Best rated carrier formed in partnership with Tokio Marine Kiln, has expanded our commercial underwriting capabilities into Texas and South Carolina and is poised for profitable growth.

UPC's homeowners & fire insurance products (personal lines) are now focused on New York and 6 southeastern coastal states, with roughly 509,000 policies and $898 million of premium in-force. [1]

| UIHC as of March 31, 2021 | |
|---|---|
| Total Assets: | $2.80 billion |
| Total Equity: | $359 million |
| Premium in-Force: | $1.26 billion [1] |
| Employees: | 465 |
| Headquarters: | St. Petersburg, FL |
| Financial Strength Ratings: | A- (Kroll)<br>A- (AM Best) [2]<br>A (Demotech) |

***Specialty Commercial Property Underwriters***

AmCoastal – A UPC Insurance Company

JOURNEY INSURANCE

***Specialty Homeowners Underwriters***

UPC INSURANCE

FAMILY SECURITY INSURANCE – A UPC Insurance Company

INTERBORO INSURANCE – A UPC Insurance Company

*1 Excludes discontinued territories or where renewal rights have been sold*

*2 AM Best rating for Journey Insurance Company only*

2

Q1-2021 Executive Summary 3 Results Impacted By FL Litigation FL Legislative Changes Should Help • Core loss of -$19.4m or -$0.45/share, down -$28.5m y/y • Prior year reserve development & CAT items totaled $54.7m, up $37.7m y/y • Underlying combined ratio of 90.4% improved 0.3 points y/y • Florida Senate Bills 76 and 1598 expected to become law on July 1, 2021 • Includes meaningful changes the one-way attorney fees statute • Reduces time allowed to file claims and makes frivolous litigation more difficult Reinsurance Renewal Near Completion • Overall risk-adjusted rate change expected to be up • Includes lower occurrence and aggregate retention for named windstorm • Robust severity protection of our cascading aggregate structure remains in-tact 1 2 3 Exposure Management Working • The Probable Maximum Loss (PML) for our pooled group decreased in Q1 • The PML-to-Premium ratio improved as rate changes continue to stick • Restricting new FL homeowners’ and filed a +14.7% rate increase (effective 7/1) 4 Reserve Strengthening Due to Unusual Loss Development in Florida Overshadowed Good Progress

Q1-2021 Results 4 Abnormal Florida Homeowners Loss Development Drove Our Core Loss Gross underlying loss, expense, and underlying combined ratios continued to trend favorably Q1-21 Q1-20 Change Core income (loss) $ (19,370) $ 9,129 -312.2% per diluted share (CEPS) $ (0.45) $ 0.21 Included the following items Net current year catastrophe loss & LAE incurred $ 23,965 $ 17,118 Net (favorable) unfavorable reserve development $ 29,769 $ (1,129) Total items $ 53,734 $ 15,989 Core income (loss) excluding named windstorms $ (19,370) $ 9,129 312.2% CEPS excluding named windstorm $ (0.45) $ 0.21 Gross underlying loss & LAE ratio 17.4% 25.2% (7.8) pts Gross expense ratio 19.6% 25.2% (5.6) pts Net loss & LAE ratio 79.3% 53.7% Net expense ratio 47.9% 45.3% Combined ratio 127.2% 99.0% 28.2 pts Net current year catastrophe loss & LAE incurred -16.4% -8.9% Net favorable (unfavorable) reserve development -20.4% 0.6% Underlying combined ratio 90.4% 90.7% (0.3) pts PY Adverse Development: • $15m NonCAT FL Homeowners (AY20) • $15m CAT (mostly AY20 FL events)

Q1-2021 Results by Line of Business 5 Our Specialty Commercial Continues to Perform Very Well $ in millions PL CL Total Gross Premiums Earned $ 258.4 $ 98.2 $ 356.7 Ceded Premiums Earned (153.9) (56.8) (210.7) Net Premiums Earned 104.5 41.4 145.9 Investment & Other Income 12.0 1.2 13.3 Unrealized G(L) on Equities 2.5 0.1 2.6 Total Revenue 119.0 42.8 161.8 Underlying Loss & LAE 51.9 10.2 62.0 Current year CAT Loss & LAE 19.6 4.4 24.0 Prior year development (PYD) 30.4 (0.6) 29.8 Total Loss 101.9 13.9 115.8 Operating Expense 48.5 21.4 69.9 Total Expenses (excluding interest) 150.4 35.3 185.7 Core Income (Loss) $ (27.2) $ 7.8 $ (19.4) Underlying Gross Loss Ratio 20.1% 10.4% 17.4% Gross Expense Ratio 18.8% 21.8% 19.6% Net Loss Ratio 97.4% 33.6% 79.3% Net Expense Ratio 46.4% 51.8% 47.9% Combined Ratio 143.8% 85.4% 127.2% CAT Loss -18.8% -10.5% -16.4% PY Development F/(U) -29.1% 1.5% -20.4% Underlying Combined Ratio 96.0% 76.4% 90.4% Personal Lines (PL) represents our homeowners’ business and is performing outside of Florida, but Commercial Lines (CL) is what we seek to grow PYD is 100% Florida Homeowners where we are reducing exposures

Florida Litigation Market Dynamics 6 Insurers paid $15.3B in connection to lawsuits from 2013 to 2020 • 71% of payments have funded plaintiff attorney fees • One-way attorney fee statute has been the driver of frivolous suits • Attempts at legislative reform continue to fall short Litigation Trends Continued to Create a Challenging Operating Environment in Q1 Source: Guy Carpenter UPC per month suits continuing to grow since Hurricane Irma Industry Trend UPC Trend

Florida Legislative Update 7 SB 76 & 1598 Expected to Become Law July 1st & Provides Much Needed Relief Highlights Include: • Reducing the time limit for filing insurance claims to two years from the date of loss • Requiring plaintiffs to go thru several additional steps prior to filing a lawsuit on a property insurance claim • Replacing the one-way attorney fee statute with a statute that makes the recovery of attorney fees and costs contingent on obtaining a judgement for indemnity that exceeds the pre-suit offer made by the insurance company: In the event of a trial, the bill requires the plaintiff to obtain a damage award (excluding attorney fees and costs) of at least 50% of the “disputed amount” (the difference between the offered indemnity payment and the indemnity amount demanded) in order to be entitled to 100% of reasonable attorney fees. A recovery of less than 20% of the disputed amount result in no fee recovery by the plaintiff attorney. Recoveries of between 20% and 50% result in a proportionate recovery of attorney fees and costs. • Requiring the consolidation of legal actions involving coverage for multiple claims under the same residential insurance policy • Prohibits roofing contractors or any person acting on their behalf from making a “prohibited advertisement”. A “prohibited advertisement” includes any electronic communication, phone call, or document that solicits a claim, offers anything of value for performing a roof inspection, offers to interpret a policy of insurance, offers help in filing an insurance claim, or offers to adjust a claim on the insured’s behalf • Requiring public adjuster firms to be licensed by the State of Florida • Prohibits public adjusters from being paid by contractors or attorneys

Cautionary Statements 8 This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include expectations regarding our diversification, growth opportunities, retention rates, liquidity, investment returns and our ability to meet our investment objectives and to manage and mitigate market risk with respect to our investments. These statements are based on current expectations, estimates and projections about the industry and market in which we operate, and management's beliefs and assumptions. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "endeavor," "project," "believe," "anticipate," "intend," "could," "would," "estimate," or "continue" or the negative variations thereof, or comparable terminology, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The risks and uncertainties include, without limitation: the regulatory, economic and weather conditions in the states in which we operate; the impact of new federal or state regulations that affect the property and casualty insurance market; the cost, variability and availability of reinsurance; assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; our ability to attract and retain the services of senior management; the outcome of litigation pending against us, including the terms of any settlements; dependence on investment income and the composition of our investment portfolio and related market risks; our exposure to catastrophic events and severe weather conditions; downgrades in our financial strength ratings; risks and uncertainties relating to our acquisitions including our ability to successfully integrate the acquired companies; and other risks and uncertainties described in the section entitled "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (the "SEC"), including our Annual Report in Form 10-K for the year ended December 31, 2019 and 2020 and our Form 10-Q for the periods ending March 31, 2021, once available. We caution you not to place undue reliance on these forward looking statements, which are valid only as of the date they were made. Except as may be required by applicable law, we undertake no obligation to update or revise any forward- looking statements to reflect new information, the occurrence of unanticipated events, or otherwise. This presentation contains certain non-GAAP financial measures. See our earnings release, Form 10-K ,and Form 10-Q for further information regarding these non-GAAP financial measures. The information in this presentation is confidential. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibited.